                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 8, 2003
                                 Date of Report
                            (Date of earliest event
                                   reported)

                            THE GYMBOREE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 000-21250                942615258
(State or Other Jurisdiction  (Commission File No.)       (IRS Employer
     of Incorporation)                                 Identification No.)


          700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912 (Address of Principal Executive Offices, including Zip Code)

                                 (650) 579-0600
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

99.1    Press Release of The Gymboree Corporation issued May 8, 2003.
99.2    Correction to Press Release of The Gymboree Corporation issued
        May 8, 2003.

Item 9.   Regulation FD Disclosure

The information included in this section is intended to be furnished under "Item
12. Disclosure of Results of Operations and Financial Condition" and is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

On May 8, 2003, The Gymboree Corporation issued a press release announcing certain financial results for the four-week period ended May 3, 2003 and for the first fiscal quarter of 2003. A copy of the press release is attached hereto as
Exhibit 99.1. The Gymboree Corporation also issued a correction to the press release on May 8, 2003. A copy of the correcting release is attached hereto as
Exhibit 99.2.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE GYMBOREE CORPORATION

                                                  By    /s/ Myles B. McCormick
                                                        ----------------------
Dated: May 8,2003                                 Myles B. McCormick
                                                  Chief Financial Officer

                                 Exhibit Index

99.1    Press Release of The Gymboree Corporation issued May 8, 2003.

99.2    Correction to Press Release of The Gymboree Corporation issued
        May 8, 2003.